UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY

11788

(Address of principal executive offices)

(Zip code)

James Ash

          c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

        (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/12

Item 1.  Reports to Stockholders.

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2012

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Investor Information: (888) 350-2990

The North Country Funds

ANNUAL REPORT

November 30, 2012

ECONOMIC SUMMARY

Economic growth in the U.S remains modest with U.S. Gross Domestic Product (GDP) growth of 2.7% in the third quarter of 2012 as a result of increased government spending and a build-up in inventories.  Economic growth is expected to remain modest through 2012 and into 2013 with positive contributions from consumer spending, exports, and nonresidential fixed investment.  We expect economic growth in the U.S. of 1.75% to 2.5% in 2013.

Labor market conditions in the U.S continue to improve, although gradually, and the unemployment rate stands at 7.7%.  The pace of new job growth is modest and the U.S. unemployment rate is expected to decline only slowly over time.

Growth in consumer spending remains modest but has been a positive for the U.S. economy.   The bright spot in consumer spending is automobile sales, which continues to show strength.

U.S. housing activity has picked up of late and reports indicate that housing is likely to contribute to economic growth in the remainder of 2012 and 2013.  Additionally, reports indicate that home prices continue to improve.

A number of inflation measures are either flat or lower on a year over year basis.  The easing in year over year inflation may indicate that inflation is moderating.  At this time inflation remains within a range generally believed to be acceptable to the Federal Reserve given the state of resource utilization; in particular unemployment of 7.7%.

We believe that the continued, though slow, improvement in the labor market will support modest consumer spending growth; that export activity will remain strong, and the Federal Reserve’s commitment to an accommodative stance will result in modest U.S. economic growth in the remainder of 2012 and 2013.

The Equity Growth Fund

For the six months and one year ended November 30, 2012 the North Country Equity Growth Fund had total returns of 7.72% and 12.91% versus the S&P 5001 at 9.32% and 16.13% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 8.06%, -0.86%, and 4.90% versus the S&P 500 at 11.25%,

1.34% and 6.36% respectively.

Market volatility was pronounced in the year ending November 30, 2012 due to the Euro-zone sovereign debt crisis, potential expiration of the Bush tax cuts, weak U.S. labor market conditions, slowing growth in China and other emerging markets and the United States Presidential election this past fall.

Earnings growth has slowed when compared to 2011, due to the factors mentioned above and the uncertainty of what impact the above mentioned issues will have in 2013. However, we still expect mid single digit earnings growth in 2012 and 2013. We do not expect a meaningful expansion of the Price/Earnings (P/E) multiple for the remainder of 2012 and in 2013. This would suggest that, absent unforeseen volatility and given reasonable valuation levels, earnings growth and dividend yields will be the prime determinants of equity market returns in 2013.

Based upon an outlook at that time for moderate improvement in the U.S. and emerging market economies, the Equity Fund began the fiscal year in December of 2011 with an overweight in the information technology sector, relative to the S&P 500. Of the cyclical sectors, information technology is the most defensive, with approximately 28% of assets in cash and low debt levels when compared to other sectors of the market. The sector was expected to continue to benefit from increased business investment and emerging market consumer demand.  Dividend growth and share buybacks have been positives for companies in the IT sector as well. The hardware refresh cycle and trends in cloud and mobile computing should continue to be a benefit to the sector. We carried a marketweight in the consumer discretionary, consumer staples, energy, health care, industrials, utilities, telecommunications and basic materials sectors. The financial sector was at an underweight due to lingering housing issues, increasing regulatory costs, margin pressure and modest loan demand.

In January 2012 we elected to increase the consumer discretionary sector to an overweight from a marketweight. Earnings were expected to grow roughly 11% in 2012, on top of the 14% growth seen in 2011 and valuations were attractive. The sector was expected to continue to benefit from the improving housing market and improvement in unemployment. We also elected to reduce the telecommunication services sector from a marketweight to underweight. While telecomm stocks offer attractive dividends, valuations appeared stretched; earnings growth is projected to be in the single digits in 2012 as well. We remained at an overweight in the information technology sector. We remained at a marketweight in the consumer staples, energy, health care, industrials, utilities and basic materials sectors. The financial sector remained at an underweight due to lingering housing issues, increasing regulatory costs, margin pressure and modest loan demand.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

In February 2012, we elected to reduce the utilities sector from a marketweight to an underweight. Valuations appeared high as the sector was trading at a premium to the S&P 500. Also, utilities sector earnings growth in 2012 was expected to be less than 1%.  With the reduction in utilities, we elected to increase the overweight in the consumer discretionary and information technology sectors. We remained at a marketweight in the consumer staples, energy, health care, industrials and basic materials sectors. The financial and telecomm sectors remained at an underweight.

In March 2012, we further reduced the utilities and telecommunications sectors (they remained at an underweight). With the reduction in utilities and telecomm, we elected to increase the financial sector to a marketweight from an underweight. Valuations were attractive; the projected P/E ratio on the sector was well below the market’s multiple. Earnings were expected to grow roughly 7% in 2012 and dividends have been increasing as companies have begun to reinstate payouts. We also elected to increase our overweight in the consumer discretionary sector due to an improving US economy, attractive valuations and growth rates. We retained our overweight position in the information technology sector. We remained at a marketweight in the consumer staples, energy, health care, industrials and basic materials sectors.

Our current portfolio weightings reflect an expectation for moderate economic growth in the U.S. and emerging markets, we expect markets to experience a period of volatility as the U.S. Legislative and Executive Branches work toward a response to potential sequestration (automatic spending cuts and tax hikes), the expiration of tax cuts at year-end and the U.S. Debt Ceiling limit which is expected to be exceeded in December of this year. The ongoing Euro-zone sovereign debt crisis will continue to add to market volatility as well. Our expectation is that these issues are likely to remain in the headlines through year end and potentially into the first quarter of 2013. We remain at an overweight in the consumer discretionary and information technology sectors. The consumer discretionary sector has attractive valuations and growth rates. The information technology sector has reasonable valuations, solid earnings growth, healthy balance sheets, a strong product refresh rate, and explosive demand for mobile devices and cloud computing. We continue to remain at an underweight in the utilities and telecommunications sectors.  We continue to carry market weight positions in the consumer staples, financials, energy, health care, industrials and basic materials sectors.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 2.15% for the six month period ending November 30, 2012; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned 2.14%.  The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ending November 30, 2012 of 5.57%, 4.36%, 3.96% and 3.59% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 5.13%, 4.88%, 5.26% and 4.84% respectively.

The North Country Intermediate Bond Fund has outperformed its benchmark for the six-month and one year periods ending November 30, 2012.  The outperformance during this time period is related to our decision to maintain an overweight in corporate bonds relative to our benchmark.  Economic growth contributed to a general narrowing of credit spreads which positively impacted our relative performance during this period.  The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

 For the three-year period ending November 30, 2012 the North Country Intermediate Bond Fund underperformed its benchmark.  During this period, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.  Ongoing market concerns arising in part from the Euro-zone sovereign debt crisis contributed to a flight to quality into U.S. Treasuries which contributed to the under performance of the North Country Intermediate Bond Fund relative to its benchmark during this period.

The relative investment performance for the five-year and ten-year periods ending November 30, 2012 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.  Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

2 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

            1.06%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

            0.91%

Average Annual Total Returns as of September 30, 2012 (Latest Calendar Quarter)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

26.38%

-0.76%

6.21%

North Country Intermediate Bond Fund

5.53%

4.32%

3.49%

Average Annual Total Returns as of November 30, 2012 (Fiscal Year-End)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

12.91%

-0.86%

4.90%

North Country Intermediate Bond Fund

5.57%

3.96%

3.59%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as November 30, 2012 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0046-NLD-01/08/2013

North Country Equity Growth Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2012

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	12.91%	(0.86)%	4.90%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

The Lipper Large-Cap Growth Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds will typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P 500 Index. You cannot invest directly in a Lipper Average.

Lipper Large-Cap Core Funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's US Diversified Equity large-cap floor, have more latitude in the companies in which they invest, and typically have average characteristics compared to the S&P 500 Index.  An investment cannot be made directly in an index or average. All indexes and averages are unmanaged.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2012

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	5.57%	3.96%	3.59%

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

November 30, 2012

Industries	% of Net Assets	Industries	% of Net Assets
Common Stocks	99.02%
Retail	8.73%	Healthcare	2.44%
Computers / Network Products	8.71%	Chemicals	2.44%
Banks	7.94%	Food	2.35%
Internet	7.41%	Telecommunications	2.33%
Oil & Gas Producers	6.48%	Beverages	1.98%
Medical Drugs	6.11%	Consumer Products	1.89%
Conglomerates	5.08%	Apparel	1.74%
Software & Programming	4.57%	Electric Utilities	1.16%
Oil & Gas Services	4.03%	Machinery - Construction & Mining	1.15%
Semiconductors	3.34%	Home Builders	0.83%
Biotechnology	3.15%	Engineering & Construction	0.59%
Media	2.92%	Auto Manufacturers	0.55%
Insurance	2.91%	Aerospace/Defense	0.47%
Diversified Financial Services	2.64%	Money Market Fund	0.85%
Transportation	2.57%	Other Assets Less Liabilites	0.13%
Real Estate Investment Trusts	2.51%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	5.10%	Exxon Mobil Corp.	2.29%
Google, Inc. Class A	3.61%	General Electric Co.	2.11%
WalMart Stores, Inc.	2.68%	JP Morgan Chase & Co.	2.07%
Amazon.com, Inc.	2.44%	IBM Corp.	1.84%
Microsoft Corp.	2.34%	Pfizer, Inc.	1.82%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

November 30, 2012

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	79.16%	Healthcare - Services	1.33%
Banks	16.42%	Cosmetics / Personal Care	1.03%
Telecommunications	8.93%	Iron / Steel	0.99%
Electric Utilities	6.30%	Beverages	0.97%
Insurance	5.44%	Communications Equipment	0.96%
Diversified Financial Services	4.91%	Software	0.94%
Computers	4.58%	Healthcare - Products	0.94%
Chemicals	4.48%	Foods	0.92%
Aerospace / Defense	4.48%	Semiconductors	0.87%
Retail	3.68%	U.S. Govt. & Agency Obligations	19.11%
Electrical Components & Equipment	2.87%	Government Agencies	11.94%
Investment Services	2.67%	U.S. Treasuries	7.17%
Commercial Services	1.86%	Money Market Fund	0.99%
Oil & Gas	1.80%	Other Assets Less Liabilites	0.74%
Household Products	1.79%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets
United States TIP Bonds, 0.50%, due 4/15/15	3.60%
United States TIP Bonds, 0.125%, due 4/15/16	3.57%
U.S. Bancorp, 3.15%, due 3/4/15	3.41%
IBM, 5.70%, due 9/14/17	2.93%
American Express Centurion, 5.95%, due 6/12/17	2.13%
Detroit Edison Co., 5.6%, due 6/15/18	1.97%
AT&T, Inc., 5.60%, due 5/15/18	1.96%
Berkshire Hathaway Finance Corp., 5.40%, due 5/15/18	1.95%
Verizon Communications, Inc., 5.50%, due 2/15/18	1.95%
Federal Farm Credit Bank., 4.67%, due 2/27/18	1.93%

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2012

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 99.02%			Conglomerates - 5.08%
Aerospace/Defense - 0.47%			28,000	Danaher Corp.	$ 1,511,160
6,500	Boeing Co.	$ 482,820	103,250	General Electric Co.	2,181,673
			15,000	Honeywell International, Inc.	919,950
Apparel - 1.74%			8,000	United Technologies Corp.	640,880
9,500	Coach, Inc.	549,480			5,253,663
24,000	Under Armour, Inc. - Class A *	1,243,920	Consumer Products - 1.89%
		1,793,400	8,000	Colgate-Palmolive Co.	868,000
Auto Manufacturers - 0.55%			15,500	Procter & Gamble Co.	1,082,365
50,000	Ford Motor Co.	572,500			1,950,365
			Diversified Financial Services - 2.64%
Banks - 7.94%			30,000	American Express Co.	1,677,000
30,000	Citigroup, Inc.	1,037,100	7,000	Visa, Inc. - Class A	1,047,970
10,000	Goldman Sachs Group, Inc.	1,177,900			2,724,970
52,000	JP Morgan Chase & Co.	2,136,160	Electric Utilities - 1.16%
50,000	Morgan Stanley	843,500	5,000	DTE Energy Co.	302,900
42,300	US Bancorp	1,364,598	6,000	NextEra Energy, Inc.	412,260
50,000	Wells Fargo & Co.	1,650,500	11,000	Southern Co.	479,050
		8,209,758			1,194,210
Beverages - 1.98%			Engineering & Construction - 0.59%
22,000	Coca-Cola Co.	834,240	15,000	Jacobs Engineering Group, Inc.*	614,100
17,200	PepsiCo, Inc.	1,207,612
		2,041,852	Food - 2.35%
Biotechnology - 3.15%			10,000	Hershey Foods Corp.	732,700
15,000	Amgen, Inc.	1,332,000	8,000	HJ Heinz Co.	467,680
5,000	Biogen Idec, Inc.*	745,450	10,000	Kraft Foods, Inc.*	452,200
15,000	Celgene Corp. *	1,178,850	30,000	Mondelez International - Class A	776,700
		3,256,300			2,429,280
Chemicals - 2.44%			Healthcare - 2.44%
14,250	Dow Chemical Co.	430,208	20,000	Covidien PLC	1,162,200
24,500	EI du Pont de Nemours & Co.	1,056,930	25,000	UnitedHealth Group, Inc.	1,359,750
11,250	Monsanto Co.	1,030,388			2,521,950
		2,517,526	Home Builders - 0.83%
Computers / Network Products - 8.71%			60,000	KB Home	861,600
12,000	Accenture PLC - Class A	815,040
9,000	Apple, Inc.	5,267,520	Insurance - 2.91%
27,900	EMC Corp. *	692,478	13,000	Berkshire Hathaway, Inc. - Class B *	1,145,040
25,000	Hewlett-Packard Co.	324,750	14,000	Prudential Financial	729,680
10,000	International Business Machines Corp.	1,900,700	16,000	Travelers Companies, Inc.	1,133,120
		9,000,488			3,007,840

The accompanying notes are an integral part of these financial statements.
THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS(Continued)
November 30, 2012

Shares		Fair Value	Shares		Fair Value
Internet - 7.41%			Retail - 8.73% (Continued)
10,000	Amazon.com, Inc. *	$ 2,520,500	22,000	Dick's Sporting Goods, Inc.	$ 1,155,220
20,000	eBay, Inc. *	1,056,400	10,000	Home Depot, Inc.	650,700
12,500	Facebook, Inc. - Class A*	350,000	9,500	McDonald's Corp.	826,880
5,350	Google, Inc. - Class. A *	3,736,280	27,500	Starbucks Corp.	1,426,425
		7,663,180	38,400	Wal-Mart Stores, Inc.	2,765,568
Machinery - Construction & Mining - 1.15%			5,000	Yum! Brands, Inc.	335,400
14,000	Caterpillar, Inc.	1,193,360			9,019,105
			Semiconductors - 3.34%
Media - 2.92%			32,500	Broadcom Corp. - Class A	1,052,350
20,000	Comcast Corp. - Class A	743,600	40,500	Intel Corp.	792,585
20,000	Viacom, Inc. - Class B	1,032,200	25,300	Qualcomm, Inc.	1,609,586
25,000	Walt Disney Co.	1,241,500			3,454,521
		3,017,300	Software & Programming - 4.57%
Medical Drugs - 6.11%			90,800	Microsoft Corp.	2,417,095
16,300	Abbott Laboratories	1,059,500	35,000	Oracle Corp.	1,123,500
20,000	Express Scripts Holding Co.*	1,077,000	7,500	Salesforce.com, Inc.*	1,182,525
15,300	Johnson & Johnson	1,066,868			4,723,120
27,900	Merck & Company, Inc.	1,235,970	Telecommunications - 2.33%
75,000	Pfizer, Inc.	1,876,500	34,200	AT&T, Inc.	1,167,246
		6,315,838	15,000	CenturyLink, Inc.	582,600
Oil & Gas Producers - 6.48%			15,000	Verizon Communications, Inc.	661,800
15,000	Chevron Corp.	1,585,350			2,411,646
26,800	Exxon Mobil Corp.	2,362,152	Transportation - 2.57%
11,000	Helmerich & Payne, Inc.	574,200	13,000	FedEx Corp.	1,163,890
75,000	Nabors Industries Ltd. *	1,102,500	8,000	Union Pacific Corp.	982,240
11,000	Noble Energy, Inc.	1,075,250	7,000	United Parcel Service, Inc. - Class. B	511,770
		6,699,452			2,657,900
Oil & Gas Services - 4.03%
22,500	ConocoPhillips	1,281,150	TOTAL COMMON STOCK		102,345,609
17,000	National Oilwell Varco, Inc.	1,161,100	( Cost - $83,798,154)
24,000	Schlumberger, Ltd.	1,718,880
		4,161,130	MONEY MARKET FUND - 0.85%
Real Estate Investment Trusts - 2.51%			882,437	BlackRock Liquidity TempCash
24,500	American Tower Corp.	1,835,785		Fund - Dollar Shares, 0.07% (a)	882,437
5,000	Simon Property Group	760,650	TOTAL MONEY MARKET FUND		882,437
		2,596,435	( Cost - $882,437)
Retail - 8.73%
5,800	Costco Wholesale Corp.	603,142	TOTAL INVESTMENTS - 99.87%
27,000	CVS Caremark Corp.	1,255,770	( Cost - $84,680,591)		103,228,046
			Other assets less liabilities - 0.13%		130,270
			TOTAL NET ASSETS - 100.00%		$ 103,358,316
* Non-Income producing security.
(a) Variable rate yield; the coupon rate shown
represents the rate as of November 30, 2012.

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 79.16%			Commercial Services - 1.86%
Aerospace / Defense - 4.48%				Western Union Co.,
	Boeing Co.,		$ 1,000,000	5.93%, due 10/1/16	$ 1,152,220
$ 500,000	3.50%, due 2/15/15	$ 531,170
1,000,000	3.75%, due 11/20/16	1,105,610	Communications Equipment - 0.96%
	Lockheed Martin Corp.			Cisco Systems, Inc.,
500,000	3.35%, due 9/15/21	533,030	500,000	4.95%, due 2/15/19	596,135
	Rockwell Collins, Inc.,
500,000	5.25%, due 7/15/19	604,670	Computers - 4.58%
		2,774,480		Hewlett Packard Co.
Banks - 16.42%			500,000	2.65%, due 6/1/16	488,695
	American Express Centurion,		500,000	5.50%, due 3/1/18	528,595
1,100,000	5.95%, due 6/12/17	1,316,271		International Business Machines Corp.,
	BB&T Corp.,		1,500,000	5.70%, due 9/14/17	1,816,065
500,000	5.25%, due 11/1/19	580,880			2,833,355
	Goldman Sachs Group, Inc.,		Cosmetics / Personal Care - 1.03%
500,000	3.70%, due 8/1/15	527,315		Avon Products, Inc.,
800,000	5.375%, due 3/15/20	911,048	625,000	4.20%, due 7/15/18	640,575
	J.P. Morgan Chase & Co.,
1,000,000	4.75%, due 5/1/13	1,017,910	Diversified Financial Services - 4.91%
	Morgan Stanley,			American Express Credit Co.,
500,000	3.45%, due 11/2/15	515,630	1,000,000	5.125%, due 8/25/14	1,074,420
1,000,000	5.75%, due 10/18/16	1,103,920		Ameriprise Financial, Inc.,
	U.S. Bancorp,		250,000	5.30%, due 3/15/20	297,108
2,000,000	3.15%, due 3/4/15	2,110,460		Caterpillar Financial Services Corp.,
	Wells Fargo & Co.,		500,000	2.05%, due 8/1/16	517,670
1,000,000	4.375%, due 1/31/13	1,006,000		General Electric Capital Corp.,
1,000,000	5.00%, due 11/15/14	1,074,060	1,000,000	5.375%, due 10/20/16	1,148,180
		10,163,494			3,037,378
Beverages - 0.97%			Electrical Components & Equipment - 2.87%
	Coca-Cola Co.,			Emerson Electric Co.,
500,000	4.875%, due 3/15/19	599,125	500,000	4.875%, due 10/15/19	598,190
			1,000,000	5.375%, due 10/15/17	1,178,460
Chemicals - 4.48%					1,776,650
	Du Pont De Nemours & Co.,		Electric Utilities - 6.30%
500,000	3.25%, due 1/15/15	527,590		Detroit Edison Co.,
	Monsanto Co.,		1,000,000	5.60%, 6/15/18	1,216,680
1,000,000	5.125%, due 4/15/18	1,190,040		Dominion Resources, Inc.,
	Praxair, Inc.,		500,000	5.15%, due 7/15/15	552,735
500,000	2.45%, due 2/15/22	508,140		Duke Energy Corp.,
500,000	5.25%, due 11/15/14	544,460	1,000,000	3.55%, due 9/15/21	1,057,710
		2,770,230

The accompanying notes are an integral part of these financial statements
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 6.30% (Continued)			Iron / Steel - 0.99%	`
	Southern Co.,			Nucor Corp.,
$ 500,000	2.375%, due 9/15/15	$ 522,465	$ 500,000	5.85%, due 6/1/18	$ 609,940
	Southern Power Co.,
500,000	4.875%, due 7/15/15	549,250	Oil & Gas - 1.80%
		3,898,840		Occidental Petroleum Corp.,
Foods - 0.92%			1,000,000	4.125%, due 6/1/16	1,112,410
	Campbell Soup Co.,
500,000	4.50%, due 2/15/19	571,490	Retail - 3.68%
				Lowe's Co., Inc.,
Healthcare - Products - 0.94%			1,000,000	4.625%, due 4/15/20	1,157,510
	Baxter International, Inc.,			McDonald's Corp.,
500,000	4.50%, due 8/15/19	584,150	500,000	2.625%, due 1/15/22	517,180
				Starbucks Corp.,
Healthcare - Services - 1.33%			500,000	6.25%, due 8/15/17	605,340
	UnitedHealth Group, Inc.,				2,280,030
250,000	4.70%, due 2/15/21	291,373	Semiconductors - 0.87%
500,000	5.00%, due 8/15/14	534,620		Intel Corp.,
		825,993	500,000	3.30%, due 10/1/21	540,289
Household Products - 1.79%
	Kimberly Clark Corp.		Software - 0.94%
500,000	2.40%, due 3/1/22	510,235		Microsoft Corp.,
	Procter & Gamble Co.,		500,000	4.20%, due 6/1/19	581,875
500,000	4.70%, due 2/15/19	595,340
		1,105,575	Telecommunications - 8.93%
Insurance - 5.44%				AT&T, Inc.,
	Aflac, Inc.		1,000,000	5.60%, due 5/15/18	1,211,630
1,000,000	4.00%, due 2/15/22	1,094,442	1,000,000	5.625%, due 6/15/16	1,152,470
	Berkshire Hathaway Finance Corp.,			BellSouth Corp.,
1,000,000	5.40%, due 5/15/18	1,207,630	500,000	5.20%, due 9/15/14	538,374
	Metlife, Inc.			Verizon Communications, Inc.,
500,000	5.00%, due 6/15/15	551,940	520,000	2.00%, due 11/1/16	540,087
	Prudential Financial, Inc.,		500,000	4.60%, due 4/1/21	588,380
500,000	4.50%, due 7/15/13	511,605	1,000,000	5.50%, due 2/15/18	1,205,600
		3,365,617		Vodafone Group PLC,
Investment Services - 2.67%			250,000	4.375%, due 3/16/21	289,980
	Bear Stearns Co., Inc.,				5,526,521
500,000	5.55%, due 1/22/17	564,485
1,000,000	5.70%, due 11/15/14	1,087,180	TOTAL CORPORATE BONDS
		1,651,665	( Cost - $45,190,961)		48,998,037

The accompanying notes are an integral part of these financial statements
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
U.S. GOVERNMENT &			TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 19.11%			AGENCY OBLIGATIONS
Government Agencies - 11.94%			( Cost - $11,428,763)		$11,828,116
	Federal Home Loan Bank
$ 1,000,000	1.37%, due 10/24/19	$ 996,590	Shares
	Federal Farm Credit Bank,		MONEY MARKET FUND - 0.99%
1,000,000	0.60%, due 4/16/15	1,001,110		BlackRock Liquidity TempCash
1,000,000	1.22%, due 4/18/17	1,003,270	610,827	Fund - Dollar Shares, 0.07% (a)	610,827
1,000,000	1.10%, due 8/22/17	1,003,590	TOTAL MONEY MARKET FUND
1,000,000	1.93%, due 4/18/19	1,004,860	( Cost - $610,827)		610,827
1,000,000	4.67%, due 2/27/18	1,195,840
	Tennessee Valley Authority,		TOTAL INVESTMENTS - 99.26%
1,000,000	4.50%, due 4/1/18	1,187,280	( Cost - $57,230,551)		61,436,980
		7,392,540	Other assets less liabilities - 0.74%		455,449
U.S. Treasuries - 7.17%			TOTAL NET ASSETS - 100.00%		$61,892,429
	United States TIP Bonds,
2,000,000	0.125%, due 4/15/16	2,209,276	(a) Variable rate yield; the coupon rate shown represents
2,000,000	0.50%, due 4/15/15	2,226,300	the rate at November 30, 2012.
		4,435,576

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2012

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $84,680,591
and $57,230,551, respectively)	$103,228,046	$ 61,436,980
Receivable for fund shares sold	75	-
Dividends and interest receivable	244,551	521,256
Prepaid expenses and other assets	8,963	12,673
Total Assets	103,481,635	61,970,909

LIABILITIES:
Payable for fund shares redeemed	4,813	4,180
Accrued advisory fees	65,385	25,473
Accrued administration and fund accounting fees	15,728	10,332
Accrued transfer agency fees	1,703	2,577
Other accrued expenses	35,690	35,918
Total Liabilities	123,319	78,480
Net Assets	$103,358,316	$ 61,892,429

NET ASSETS CONSIST OF:
Paid in capital	$ 89,381,831	$ 60,179,917
Accumulated undistributed net investment income	12,274	22,347
Accumulated net realized loss from
investment transactions	(4,583,244)	(2,516,264)
Net unrealized appreciation on investments	18,547,455	4,206,429
Net Assets	$103,358,316	$ 61,892,429

Shares outstanding (unlimited number of shares authorized;	9,086,729	5,853,406
no par value)

Net asset value, offering and redemption price per share	$ 11.37	$ 10.57
($103,358,316/9,086,729 and $61,892,429/5,853,406, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2012

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 2,123	$ 1,949,640
Dividends	2,060,248	-
Total investment income	2,062,371	1,949,640

EXPENSES:
Investment advisory fees	767,669	305,577
Administration and fund accounting fees	151,316	107,933
Transfer agency fees	38,896	36,096
Custody fees	26,062	19,056
Legal fees	22,076	16,565
Printing expense	18,348	10,560
Audit fees	17,048	18,079
Trustees' fees	16,540	11,099
Chief Compliance Officer fees	13,531	10,028
Registration & filing fees	9,527	14,527
Insurance expense	6,017	4,011
Miscellaneous expenses	1,507	1,507
Total expenses	1,088,537	555,038

Net investment income	973,834	1,394,602

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain from investment
transactions	3,118,800	247,714
Net change in unrealized appreciation
of investments for the period	7,762,505	1,647,028
Net realized and unrealized gain
on investments	10,881,305	1,894,742
Net increase in net assets resulting
from operations	$ 11,855,139	$ 3,289,344

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2012	November 30, 2011

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 973,834	$ 906,395
Net realized gain from investment transactions	3,118,800	4,843,284
Net change in unrealized appreciation (depreciation) for the period	7,762,505	(395,211)
Net increase in net assets resulting from operations	11,855,139	5,354,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.11 and $0.20
per share, respectively)	(1,025,250)	(1,693,718)

CAPITAL SHARE TRANSACTIONS	6,844,065	(3,932,753)

Net increase (decrease) in net assets	17,673,954	(272,003)

NET ASSETS:
Beginning of period	85,684,362	85,956,365

End of period (including undistributed net investment income
of $12,274 and $11,308, respectively)	$103,358,316	$ 85,684,362

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2012	November 30, 2011

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 1,394,602	$ 1,759,623
Net realized gain from investment transactions	247,714	938,500
Net change in unrealized appreciation (depreciation) for the period	1,647,028	(1,450,788)
Net increase in net assets resulting from operations	3,289,344	1,247,335

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.24 and $0.26
per share, respectively)	(1,376,596)	(1,755,282)

CAPITAL SHARE TRANSACTIONS	182,845	(17,152,427)

Net increase (decrease) in net assets	2,095,593	(17,660,374)

NET ASSETS:
Beginning of period	59,796,836	77,457,210

End of period (including undistributed net investment income
of $22,347 and $4,341, respectively)	$ 61,892,429	$ 59,796,836

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.17	$ 9.79	$ 9.37	$ 7.80	$ 12.58

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.11	0.11	0.08	0.10	0.09
Net realized and unrealized gains (losses)
on investments	1.20	0.47	0.43	1.55	(4.77)
Total from investment operations	1.31	0.58	0.51	1.65	(4.68)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)	(0.20)	(0.09)	(0.08)	(0.10)
Total distributions	(0.11)	(0.20)	(0.09)	(0.08)	(0.10)

Net asset value, end of period	$ 11.37	$ 10.17	$ 9.79	$ 9.37	$ 7.80

Total return (2)	12.91%	5.94%	5.50%	21.41%	(37.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 103,358	$ 85,684	$ 85,956	$ 113,087	$ 92,428
Ratios to average net assets:
Expenses	1.06%	1.09%	1.06%	1.06%	1.04%
Net investment income	0.95%	1.03%	0.84%	1.20%	0.85%
Portfolio turnover rate	55%	63%	69%	23%	11%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.

(2)   Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.24	$ 10.31	$ 10.06	$ 9.41	$ 10.17

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.24	0.26	0.31	0.35	0.41
Net realized and unrealized gains (losses)
on investments	0.33	(0.07)	0.25	0.65	(0.76)
Total from investment operations	0.57	0.19	0.56	1.00	(0.35)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.24)	(0.26)	(0.31)	(0.35)	(0.41)
Total distributions	(0.24)	(0.26)	(0.31)	(0.35)	(0.41)

Net asset value, end of period	$ 10.57	$ 10.24	$ 10.31	$ 10.06	$ 9.41

Total return (2)	5.57%	1.90%	5.65%	10.84%	(3.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 61,892	$ 59,797	$ 77,457	$ 98,715	$ 82,001
Ratios to average net assets:
Expenses	0.91%	0.89%	0.83%	0.82%	0.82%
Net investment income	2.28%	2.55%	3.04%	3.62%	4.11%
Portfolio turnover rate	24%	32%	55%	36%	27%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2012, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3*	Total
Common Stock**	$102,345,609	$ -	$ -	$102,345,609
Money Market Fund	882,437	-	-	882,437
Total	$103,228,046	$ -	$ -	$103,228,046

North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$ -	$48,998,037	$ -	$48,998,037
U.S. Government & Agency Obligations	-	11,828,116	-	11,828,116
Money Market Fund	610,827	-	-	610,827
Total	$610,827	$60,826,153	$ -	$61,436,980

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no transfers into and out of Level 1 and Level 2 during the period.  It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2008 through 2010 and those expected to be taken in the Funds’ 2011 tax return, and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2012, the Adviser received advisory fees of $767,669 from the Equity Fund and $305,577 from the Bond Fund.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2012, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $89,438,171 and $60,179,917, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2012		November 30, 2011
	Shares	Amount	Shares	Amount

Shares sold…………………….	2,566,071	$ 27,942,921	815,522	$ 8,305,390
Shares issued for reinvestment
of dividends…………………..	14,288	162,601	31,748	317,776
Shares redeemed……………….	(1,917,509)	(21,261,457)	(1,205,671)	(12,555,919)
Net increase (decrease)…………………….	662,850	$ 6,844,065	(358,401)	$ (3,932,753)

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2012		November 30, 2011
	Shares	Amount	Shares	Amount

Shares sold……………………..	687,917	$ 7,219,731	480,484	$ 4,896,975
Shares issued for reinvestment
of dividends……………………	13,031	136,682	14,314	145,978
Shares redeemed………………..	(685,071)	(7,173,568)	(2,170,901)	(22,195,380)
Net increase (decrease)……….	15,877	$ 182,845	(1,676,103)	$ (17,152,427)

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2012 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 62,952,132	$ 8,558,683	$ 7,146,673
Sales	$ 55,579,738	$ 8,305,970	$ 6,086,205

At November 30, 2012, the aggregate cost for federal income tax purposes was $84,828,930 for the Growth Fund and $57,230,551 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 20,003,892	$ 4,264,107
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(1,604,776)	(57,678)
Net unrealized appreciation	$ 18,399,116	$ 4,206,429

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2012 and fiscal year ended November 30, 2011 were as follows:

	For the year ended Nov. 30, 2012	For the year ended Nov. 30, 2011
Growth Fund:
Ordinary income	$ 1,025,250	$ 1,693,718
Long-term capital gains	−	−
Total	$ 1,025,250	$ 1,693,718

	For the year ended Nov. 30, 2012	For the year ended Nov. 30, 2011
Bond Fund:
Ordinary income	$1,376,596	$ 1,755,282
Long-term capital gains	−	−
Total	$1,376,596	$ 1,755,282

On December 28, 2012, the Growth Fund paid an ordinary income dividend of $0.0085 per share to shareholders of record on December 27, 2012.

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ -	$ (4,422,631)	$ 18,399,116
Bond Fund	22,347	(2,516,264)	4,206,429

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales.

As of November 30, 2012, the Growth Fund and Bond Fund had unused capital loss carryforwards of $4,422,631 and $2,516,264, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

2017
Growth Fund……….…..	$4,422,631
Bond Fund.........................	2,516,264

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Permanent book and tax differences, primarily attributable to non-deductible expenses and adjustments for real estate investment trusts, resulted in reclassification for the fiscal year ended November 30, 2012 as follows:

	Paid In Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain from Investment Transactions

Growth Fund…..	$(56,340)	$ 52,382	$ 3,958

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2012, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 89% of the voting securities of the Growth Fund and approximately 92% of the Bond Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

NOTE 9.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The North Country Funds

We have audited the accompanying statements of assets and liabilities, of The North Country Funds, comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”), including the schedules of investments, as of November 30, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds, as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 25, 2013

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788 Age: 64	Trustee since 2009

President, North Country Investment Advisers, Inc. (2012 – Present; 2000-2011); Retired (2011- 2012); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 80 Arkay Drive., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 74	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 68	Chairman of the Board since 2009 and Trustee Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 73	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 57	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James R. Colantino Age: 43	President since 2012	Senior Vice President – Fund Administration (2012-Present); Vice President (2004-2012); Gemini Fund Services, LLC. Treasurer (2006-2012), North Country Funds.
Charles J. Herrick Age: 64	Vice President and AML Compliance Officer since 2009	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.
Michael J. Wagner Age: 62	Chief Compliance Officer since 2006

President (2006- Present); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC). Director, Constellation Trust Company (2004- 2008).

Rose Anne Casaburri Age: 60	Secretary since 2001	Chief Paralegal, Gemini Fund Services, LLC. (2001-Present).
Harris Cohen Age: 31	Treasurer since 2012	Manager of Fund Administration (2011-Present) Senior Fund Administrator (2005-2011), Gemini Fund Services, LLC

* John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because he is  an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2012 and held until November 30, 2012.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/12)	Ending Account Value (11/30/12)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/12-11/30/12)
Equity Growth Fund
Actual	$1,000.00	$1,077.20	1.06%	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.06%	$5.37
Intermediate Bond Fund
Actual	$1,000.00	$1,021.50	0.91%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	0.91%	$4.61

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 366 days.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 24, 2012, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and its respective  benchmark.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser continues to provide high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that excessive profitability was not a concern.  In addition, the Board considered that the Adviser had voluntarily limited the overall expense ratio of each Fund since its inception through the fiscal year ended November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that although there has been some lag in the performance of each Fund relative to its Peer Group, the performance of the Funds reflects a conservative management approach that is appropriate for long-term, risk-averse investment.  The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ relatively small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted the Adviser’s willingness to reinstate the voluntary expense limitation should the Funds’ expense ratios become uncompetitively high and to consider an adjustment in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, continuance of the Agreement was in the best interests of the Funds’ shareholders.

Rev July 2011

WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

 . Social Security number and wire transfer instructions

 . account transactions and transaction history

 . investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below,

we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•

Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2012, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2012

$ 28,850

FY 2011

$ 25,350

FY 2010

$ 24,550

(b)

Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

FY 2010

$ 0

(c)

Tax Fees

FY 2012

$ 5,000

FY 2011

$ 5,000

FY 2010

$ 4,000

(d)

All Other Fees

FY 2012

$ 0

FY 2011

$ 0

FY 2010

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2012.

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2012

$  5,000

$  0

FY 2011

$  5,000

$  0

FY 2010

$  4,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2012.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ James Colantino, President

 James Colantino, President

Date

2/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino, President

James Colantino, President

Date

2/7/13

By (Signature and Title)

/s/ Harris Cohen, Treasurer

 Harris Cohen, Treasurer

Date

2/7/13